Victory Funds

Victory NewBridge Large Cap Growth Fund

Supplement dated August 30, 2017

to the Prospectus dated March 1, 2017 (“Prospectus”)

The following sentence relating to Class A shares is added after the first sentence in footnote 3 to the Annual Fund Operating Expenses table appearing on Page 1 of the Prospectus, effective as of September 1, 2017:

In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A shares do not exceed 1.36% until at least February 28, 2019.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Funds

Victory RS Small Cap Growth Fund

Victory Sophus Emerging Markets Fund

Supplement dated August 30, 2017

to the Prospectus dated May 1, 2017 (“Prospectus”)

1.              Effective September 11, 2017, the Victory RS Small Cap Growth Fund (“Fund”) will reopen to all investors.  As of that date: (1) the first sentence under “Purchase and Sale of Fund Shares” on page 43 of the Prospectus is hereby deleted, and (2) references to the Fund under “Certain Funds Closed to New Investors” on page 211 of the Prospectus are hereby deleted.

2.              Effective September 1, 2017 the Annual Fund Operating Expenses portion of the table for the Victory Sophus Emerging Markets Fund on page 91 of the Prospectus is hereby replaced in relevant part with the following:

Annual Fund Operating Expenses (expenses are deducted from the fund assets as a percentage of average daily net assets)	Class A	Class C	Class R	Class R6	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE	NONE
Other Expenses	0.42%	0.48%	0.37%	20.70%	0.38%
Total Annual Fund Operating Expenses	1.67%	2.48%	1.87%	21.70%	1.38%
Fee Waiver/ Expense Reimbursement(3)	-0.33%	-0.34%	-0.29%	-20.81%	-0.39%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.34%	2.14%	1.58%	0.89%	0.99%

(3)Victory Capital Management Inc., the Fund’s investment adviser, (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses through at least July 31, 2019 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.34%, 2.14%, 1.58%, 0.89% and 0.99% of the Fund’s Class A, Class C, Class R, Class R6 and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement or (b) the recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

3.              Effective September 1, 2017 the Fund Fees and Expenses table for the Victory Sophus Emerging Markets Fund on page 92 of the Prospectus is hereby replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,033	$1,393	$2,405
Class C	$317	$732	$1,282	$2,784
Class R	$161	$552	$977	$2,161
Class R6	$91	$3,542	$6,340	$10,139
Class Y	$101	$388	$708	$1,615

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$217	$732	$1,282	$2,784

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.